LGM Frontier Markets Equity Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2020

(Unaudited)

Description	Shares	Value
Common Stocks — 29.1%

Croatia — 0.0%
Ledo DD (1) (2)	632	$—

Ghana — 0.0%
Unilever Ghana PLC (1) (2)	90,900	—

Kenya — 0.0%
Uchumi Supermarkets PLC (2)	449,100	1,182

Nigeria — 15.9%
Guaranty Trust Bank PLC	17,939,197	1,543,957

South Africa — 0.1%
Old Mutual, Ltd.	6,555	4,948

Vietnam — 13.1%
Mobile World Investment Corp.	255,000	1,278,168

Zimbabwe — 0.0%
Old Mutual, Ltd. (1) (2)	3,900	—

Total Common Stocks
(identified cost $4,273,062)		2,828,255

Exchange Traded Funds — 6.6%

South Africa — 6.6%
NewGold Issuer, Ltd. (2)	27,010	640,678

Total Exchange Traded Funds
(identified cost $618,271)		640,678

Short-Term Investments — 47.4%

Mutual Funds — 47.4%
BMO Institutional Prime Money Market Fund — Premier Class, 0.190% (3)	4,609,576	4,608,655

Total Short-Term Investments
(identified cost $4,609,350)		4,608,655

Total Investments — 83.1%
(identified cost $9,500,683)		8,077,588
Other Assets and Liabilities — 16.9%		1,643,552

Total Net Assets — 100.0%		$9,721,140

Industry	Value	% of Total Net Assets
Banks	$1,543,957	15.9%
Diversified Financial Services	4,948	0.1
Food	1,182	0.0
Retail	1,278,168	13.1
Total Common Stocks	2,828,255	29.1
Exchange Traded Funds	640,678	6.6
Mutual Funds	4,608,655	47.4
Total Investments	8,077,588	83.1
Other Assets and Liabilities	1,643,552	16.9
Net Assets	$9,721,140	100.0%

Notes to Schedule of Investments (Unaudited)

The categories of investments are shown as a percentage of total net assets for the Fund as of November 30, 2020.

(1)

At November 30, 2020, the Fund held a fair valued security valued at $0 representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(2)	Non-income producing.
(3)	Denotes an investment in an affiliated entity. Please refer to Note 4, Investments in Affiliated Issuers, in the Additional Information Associated with the Schedule of Investments.

Notes to Schedules of Investments (Unaudited)

Additional Information Associated with the Schedule of Investments (Unaudited)

1.	Organization

BMO LGM Frontier Markets Equity Fund (the “Fund”) was established as a Delaware statutory trust on July 3, 2013 with an inception date of December 18, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “Interval Fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). An Interval Fund continuously offers its shares to the public, but only offers to repurchase its shares at predetermined intervals. The Fund has set quarterly repurchase intervals.

In September 2020, shareholders approved the liquidation and dissolution of the Fund. Shareholders also approved the elimination of the Fund’s policy of making quarterly repurchase offers. On September 30, 2020, the Fund made an initial distribution of the liquidation proceeds from the Fund of $68,054,504 and expects to make liquidating distributions quarterly until all Fund assets are distributed to shareholders and all shares are redeemed.

Prior to September 2020, the Fund’s investment objective was to provide capital appreciation. The Fund invested at least 80% of its assets in equity securities of foreign companies located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. Frontier markets were considered to be those markets in any country that is included in the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index, certain countries in the MSCI Emerging Markets Index, and certain other countries that are not included in those indices, as described in the Fund’s Prospectus.

2.	Securities Lending

The Fund participates in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company serves as the securities lending agent. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s fair value on securities and accrued interest loaned and reinvested in the BMO Institutional Prime Money Market Fund. The valuation of collateral is discussed in “Investment Valuations” in Note 3 of the Additional Information Associated with the Schedule of Investments. When the Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. The Fund also is subject to the risks associated with the investments of cash collateral received from the borrower. No securities were on loan at November 30, 2020.

3.	Fair Value Measurements Discussion and Disclosure

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase, and of sufficient credit quality, are valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”). The Trustees have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Trustees. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments; it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when a significant decrease occurs in the trade volume and/or frequency for an asset, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Notes to Schedules of Investments (Unaudited)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

For the period ended November 30, 2020, the Fund had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy.

The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Kenya	$1,182	$—	$—	$1,182
Nigeria	1,543,957	—	—	1,543,957
South Africa	4,948	—	—	4,948
Vietnam	1,278,168	—	—	1,278,168
Exchange Traded Funds	640,678	—	—	640,678
Short-Term Investments	4,608,655	—	—	4,608,655

Total	$8,077,588	$—	$—	$8,077,588

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

4.	Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior periods may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of November 30, 2020 and may include acquisitions of new investments, prior period holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security/Fund Description	Value, Beginning of Period	Purchases	Sales Proceeds	Change in Unrealized Appreciation	Net Realized Loss	Value, End of Period	Dividends Credited to Income	Net Realized Gain on Capital Gain Distributions
Cash Sweep Investments in BMO Institutional Prime Money Market Fund — Premier Class, 0.190%
	$67,129,719	$6,630,027	$69,156,966	$12,110	$ (6,235)	$4,608,655	$2,861	$—